Exhibit 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13D is filed on behalf of the undersigned. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of April 20, 2007.

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its General Partner
By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, LLC, the Director

By:	/s/ Michael P. Harmon

Name: Michael P. Harmon

Title: Managing Director

By:	/s/ Emily Alexander

Name: Emily Alexander

Title: Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP,

L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, LLC, the Director

By:	/s/ Michael P. Harmon

Name: Michael P. Harmon

Title: Managing Director

By:	/s/ Emily Alexander

Name: Emily Alexander

Title: Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP

LTD.

By:	OAKTREE CAPITAL MANAGEMENT, LLC, the Director

By:	/s/ Michael P. Harmon

Name: Michael P. Harmon

Title: Managing Director

By:	/s/ Emily Alexander

Name: Emily Alexander

Title: Vice President, Legal

OAKTREE CAPITAL MANAGEMENT, LLC

By:	/s/ Michael P. Harmon

Name: Michael P. Harmon

Title: Managing Director

By:	/s/ Emily Alexander

Name: Emily Alexander

Title: Vice President, Legal

MTS HEALTH INVESTORS II, L.P.

By:	MTS HEALTH INVESTORS II GP, LLC,

its General Partner

By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane

Name: Curtis S. Lane

Title: Senior Managing Director

MTS HEALTH INVESTORS II GP, LLC

By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane

Name: Curtis S. Lane

Title: Senior Managing Director

MTS HEALTH INVESTORS II GP HOLDINGS, LLC

By:	/s/ Curtis S. Lane

Name: Curtis S. Lane

Title: Senior Managing Director

ALLIANCE-OAKTREE CO- INVESTORS, LLC

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its Managing Member
By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, LLC, the Director

By: /s/ Michael P. Harmon

Name: Michael P. Harmon

Title: Managing Director

By:	/s/ Emily Alexander

Name: Emily Alexander

Title: Vice President, Legal

ALLIANCE-MTS CO-INVESTORS I, LLC

By:	MTS HEALTH INVESTORS II GP, LLC,

its General Partner

By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane

Name: Curtis S. Lane

Title: Senior Managing Director

ALLIANCE-MTS CO-INVESTORS II, LLC

By:	MTS HEALTH INVESTORS II GP,

LLC, its General Partner

By:	MTS HEALTH INVESTORS II GP

HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane

Name: Curtis S. Lane

Title: Senior Managing Director